                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2003

NET PRODUCT SALES DETAIL

                                    ----------------------------------------------------------------
                                                            2Q `03 vs. 2Q `02
                                    ----------------------------------------------------------------
                                       TOTAL     TOTAL       U.S.      U.S.      FOREIGN     FOREIGN
------------------------------------
              PRODUCT                  % CHG       $        % CHG       $         % CHG          $
----------------------------------------------------------------------------------------------------
AGGRASTAT                                -9%        26        -49%        6         22%          19
----------------------------------------------------------------------------------------------------
ARCOXIA                                   *         16        N/M         -          *           16
----------------------------------------------------------------------------------------------------
CANCIDAS                                  *         62          *        36          *           26
----------------------------------------------------------------------------------------------------
COZAAR / HYZAAR                           3%       543        -33%      149         28%         394
----------------------------------------------------------------------------------------------------
CRIXIVAN/STOCRIN                          0%        82        -25%       25         18%          57
----------------------------------------------------------------------------------------------------
EMEND                                     *         15          *        15         N/M           -
----------------------------------------------------------------------------------------------------
FOSAMAX                                  -9%       535        -40%      251         71%         284
----------------------------------------------------------------------------------------------------
INVANZ                                    *          8          *         7          *            2
----------------------------------------------------------------------------------------------------
MAXALT                                   -7%        52        -28%       27         39%          24
----------------------------------------------------------------------------------------------------
PRIMAXIN                                  3%       146        -29%       33         18%         113
----------------------------------------------------------------------------------------------------
PRINIVIL / PRINZIDE                     -80%        38        -88%       21         -5%          17
----------------------------------------------------------------------------------------------------
PROPECIA                                 -3%        51        -17%       21         11%          30
----------------------------------------------------------------------------------------------------
PROSCAR                                  53%       174         83%       87         32%          88
----------------------------------------------------------------------------------------------------
SINGULAIR                                89%       427          *       272         59%         156
----------------------------------------------------------------------------------------------------
TIMOPTIC/TIMOPTIC XE                     -1%        43        -18%        5          2%          37
----------------------------------------------------------------------------------------------------
TRUSOPT/COSOPT                            8%       123         -8%       52         23%          72
----------------------------------------------------------------------------------------------------
VASOTEC / VASERETIC                      -2%       201         50%       (4)        -4%         205
----------------------------------------------------------------------------------------------------
VIOXX                                     1%       801         -7%      543         24%         258
----------------------------------------------------------------------------------------------------
ZOCOR                                     3%     1,242         18%      773        -14%         468
----------------------------------------------------------------------------------------------------
HEPATITIS VACCINES                      -18%        52        -25%       43         38%           9
----------------------------------------------------------------------------------------------------
VIRAL VACCINES                          -31%       134        -35%      125           *          10
----------------------------------------------------------------------------------------------------
OTHER VACCINES                          -19%        50        -21%       39        -11%          11
----------------------------------------------------------------------------------------------------

* > 100%

N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                    ----------------------------------------------------
                                         2Q `03    % CHG.      VOL        PX       FX
----------------------------------------------------------------------------------------
TOTAL SALES                            $13,281         4%        -4        6         2
                                       -------        --        ---       --        --

Total Pharmaceutical Sales               5,546         7%         2        0         5
                                       -------        --        ---       --        --
    U.S.                                 3,235         2%         1        1         0
    Foreign                              2,312        14%         2       -1        13
                                                          ------------------------------

Other Medco Sales                        7,735         2%
----------------------------------------------------------

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                             SIX MONTHS YEAR TO DATE
                                      2003

NET PRODUCT SALES DETAIL

                                  ------------------------------------------------------------------
                                                    JUNE YTD `03 vs. JUNE YTD `02
                                  ------------------------------------------------------------------
                                     TOTAL      TOTAL        U.S.       U.S.     FOREIGN     FOREIGN
----------------------------------
             PRODUCT                 % CHG        $         % CHG        $        % CHG         $
----------------------------------------------------------------------------------------------------
AGGRASTAT                               -6%         48        -58%         9         33%         39
----------------------------------------------------------------------------------------------------
ARCOXIA                                  *          28        N/M          -          *          28
----------------------------------------------------------------------------------------------------
CANCIDAS                                 *         108          *         62          *          46
----------------------------------------------------------------------------------------------------
COZAAR / HYZAAR                         24%      1,187          9%       446         36%        741
----------------------------------------------------------------------------------------------------
CRIXIVAN/STOCRIN                        11%        166         17%        64          8%        102
----------------------------------------------------------------------------------------------------
EMEND                                    *          15          *         15        N/M           -
----------------------------------------------------------------------------------------------------
FOSAMAX                                 23%      1,348          4%       836         72%        512
----------------------------------------------------------------------------------------------------
INVANZ                                   *          14          *         11          *           3
----------------------------------------------------------------------------------------------------
MAXALT                                   5%        131         -5%        87         33%         44
----------------------------------------------------------------------------------------------------
PRIMAXIN                                18%        309         31%        94         13%        215
----------------------------------------------------------------------------------------------------
PRINIVIL / PRINZIDE                    -81%         74        -88%        43        -13%         31
----------------------------------------------------------------------------------------------------
PROPECIA                                16%        117         21%        58         12%         59
----------------------------------------------------------------------------------------------------
PROSCAR                                 36%        313         54%       151         23%        162
----------------------------------------------------------------------------------------------------
SINGULAIR                               40%        901         34%       613         54%        288
----------------------------------------------------------------------------------------------------
TIMOPTIC/TIMOPTIC XE                    -3%         79        -44%         7          4%         71
----------------------------------------------------------------------------------------------------
TRUSOPT/COSOPT                          15%        230         10%        98         19%        133
----------------------------------------------------------------------------------------------------
VASOTEC / VASERETIC                     -6%        369          *         (8)        -2%        377
----------------------------------------------------------------------------------------------------
VIOXX                                   -4%      1,328        -15%       861         22%        467
----------------------------------------------------------------------------------------------------
ZOCOR                                    5%      2,491         11%     1,486         -2%      1,005
----------------------------------------------------------------------------------------------------
HEPATITIS VACCINES                      13%        117          6%        98         69%         20
----------------------------------------------------------------------------------------------------
VIRAL VACCINES                         -11%        252        -15%       234          *          18
----------------------------------------------------------------------------------------------------
OTHER VACCINES                          22%        109         21%        85         25%         24
----------------------------------------------------------------------------------------------------

* > 100%

N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                  -------------------------------------------------
                                      YTD `03     % CHG.     VOL       PX      FX
-----------------------------------------------------------------------------------
TOTAL SALES                          $26,670          7%      -2        7       2
                                     -------        ---      ---       --      --

Total Pharmaceutical Sales            11,263         12%       6        1       5
                                     -------        ---      ---       --      --
    U.S.                               6,823          8%       6        2       0
    Foreign                            4,440         18%       7       -1      12
                                                         --------------------------

Other Medco Sales                     15,407          3%
---------------------------------------------------------

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2003

================================================================================

OTHER (INCOME)/EXPENSE, NET

                                                      ---------------------------------------------------
                                                          2Q `03       2Q `02      YTD 2003     YTD 2002
        -------------------------------------------------------------------------------------------------
        INTEREST INCOME                                 $   (82.6)   $  (105.5)  $   (170.9)  $   (203.9)
        INTEREST EXPENSE                                     94.6         97.5        189.9        192.8
        EXCHANGE (GAINS)/LOSSES                             (16.3)         5.3        (23.4)         2.6
        MINORITY INTERESTS                                   40.6         59.9         92.4        110.6
        AMORTIZATION OF INTANGIBLES                          60.5         51.0        115.3        102.4
        Other, net                                         (195.4)       (10.9)      (242.6)       (63.3)
                                                      ---------------------------------------------------
        TOTAL                                           $   (98.6)   $    97.3   $    (39.3)  $    141.2
        -------------------------------------------------------------------------------------------------

================================================================================

JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis.

                                                      ---------------------------------------------------
        MERIAL                                            2Q `03       2Q `02     YTD 2003     YTD 2002
        -------------------------------------------------------------------------------------------------
        IVOMEC, HEARTGARD, other avermectins            $     114    $     121   $      211   $      220
        FRONTLINE                                             170          142          302          262
        Biologicals                                            98           97          200          184
        Other Animal Health                                    50           47           96           92
        Poultry Genetics                                       21           41           76           78
                                                      ---------------------------------------------------
        TOTAL MERIAL SALES                              $     453    $     448   $      885   $      836
        -------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------
        AVENTIS PASTEUR-MSD                               2Q `03       2Q `02     YTD 2003     YTD 2002
        -------------------------------------------------------------------------------------------------
        HEPATITIS VACCINES                              $      19    $      17   $       37   $       30
        VIRAL VACCINES                                         13            9           24           16
        Other Vaccines                                        114           81          204          150
                                                      ---------------------------------------------------
        TOTAL AP-MSD SALES                              $     146    $     107   $      265   $      196
        -------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------
        MERCK / SCHERING-PLOUGH COLLABORATION             2Q `03       2Q `02     YTD 2003     YTD 2002
        -------------------------------------------------------------------------------------------------
        Zetia (Worldwide)                               $     123    $       -   $      169   $        -
        TOTAL                                           $     123    $       -   $      169   $        -
        -------------------------------------------------------------------------------------------------

================================================================================

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                                                      --------------------------------------
                                       2003              MAIL        RETAIL       TOTAL
        ------------------------------------------------------------------------------------
        FIRST QUARTER                                          20          113          133
        SECOND QUARTER                                         19          112          131
                                                      --------------------------------------
        YEAR TO DATE                                           39          226          265
        ------------------------------------------------------------------------------------

                                                      --------------------------------------
                                       2002              MAIL        RETAIL       TOTAL
        ------------------------------------------------------------------------------------
        FIRST QUARTER                                          20          121          141
        SECOND QUARTER                                         21          119          140
                                                      --------------------------------------
        YEAR TO DATE                                           41          239          280
        ------------------------------------------------------------------------------------